UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported) August 13, 2013

THE PROCTER & GAMBLE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 13, 2013, The Procter & Gamble Company (the “Company”) closed an underwritten public offering of $1,000,000,000 aggregate principal amount of 3.100% Notes due 2023 under the Company’s Registration Statement on Form S-3 (Registration No. 333-177762). Legal opinions related to these notes are attached hereto as Exhibits (5)(a) and (5)(c) and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

(5)(a)	Opinion of Susan S. Whaley, Esq., Associate General Counsel and Assistant Secretary of the Company.

(5)(c)	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, which is referred to in the opinion filed as Exhibit (5)(a).

(23)(a)	Consent of Susan S. Whaley, Esq., which is contained in her opinion filed as Exhibit (5)(a).

(23)(c)	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP, which is referred to in the opinion filed as Exhibit (5)(c).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:	/s/ Sharon E. Abrams

Sharon E. Abrams Vice President and General Counsel – North America and Global Corporate Services
August 13, 2013

EXHIBIT INDEX

Exhibit Number	Description

(5)(a)	Opinion of Susan S. Whaley, Esq., Associate General Counsel and Assistant Secretary of the Company.

(5)(c)	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, which is referred to in the opinion filed as Exhibit (5)(a).

(23)(a)	Consent of Susan S. Whaley, Esq., which is contained in her opinion filed as Exhibit (5)(a).

(23)(c)	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP, which is referred to in the opinion filed as Exhibit (5)(c).